AFL-CIO HOUSING INVESTMENT TRUST

Highlights– 2nd Quarter 2013

For the periods ended June 30, 2013, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the YTD, 1-, 3-, 5-, and 10-year periods by 4, 4, 47, 47, and 39 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the 3- and 5-year periods by 3 and 1 basis points, respectively, as shown below.

Performance for periods ended June 30, 2013
(Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(2.38%)	(2.40%)	(0.65%)	3.98%	5.66%	4.91%
HIT Total Net Rate of Return	(2.48%)	(2.61%)	(1.06%)	3.54%	5.20%	4.48%
Barclays Capital Aggregate Bond Index	(2.33%)	(2.44%)	(0.69%)	3.51%	5.19%	4.52%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Rates rose significantly in the second quarter, particularly after the Federal Reserve Open Market Committee hinted at the possibility of an earlier tapering of monthly securities purchases under its current quantitative easing program (QE3) than the market had previously expected. The second quarter hurt fixed-income investors as the 10-year Treasury rate reached its highest level since August 2011.  Large movements in rates in a relatively short period of time caused spreads to widen on most non-Treasury assets such as corporate bonds, single-family mortgage-backed securities (MBS), and municipal bonds as well as the government/agency multifamily sector in which the HIT specializes.

Positive contributions to the HIT’s performance in the second quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the second worst performing major sector in the Barclays Aggregate with excess returns to Treasuries of -54 basis points (bps) for the quarter.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.5% of the index as of June 30, 2013.

●	The portfolio’s slightly short relative duration as interest rates rose across the yield curve. Two-year, five-year, and 10-year Treasuries rose by 11 bps, 63 bps, and, 64 bps, respectively.

●
The HIT’s underweight to agency fixed-rate single family mortgage-backed securities (RMBS), which had excess returns to Treasuries of -38 basis points.  As of June 30, 2013, the HIT had 24.0% allocated to RMBS compared to 29.4% for the index.

Negative contributions to the HIT’s performance included:

●
Weaker performance from the HIT’s agency multifamily mortgage-backed securities as spreads to Treasuries widened across all products. Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads each expanded, by about 28 bps relative to Treasuries. Fannie Mae multifamily DUS securities 10/9.5 and 5/4.5 structures widened relative to Treasuries by approximately 27 bps and 9 bps, respectively.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                 2013 Q2 Highlights

●
The portfolio’s underweight to Treasuries as this investment class was the best performing sector over the quarter.  As of June 30, 2013, the HIT’s Treasury allocation was 7.6%, compared to 36.5% in the Barclays Aggregate.

The HIT is positioned to continue offering diversification benefits for Taft-Hartley and public employee pension plan investors in addition to competitive market returns.  The HIT holds multifamily MBS that are not in the Barclays Aggregate and does not have corporate bond exposure. The HIT also provides security of capital with its concentration in government quality investments.  Diversified portfolios typically expect high credit quality fixed-income products like the HIT to generate income and to offer an increase in value when riskier portions of their portfolios do not perform well.

Going forward, the U.S. is expected to experience continued demand for rental housing, and the HIT has a pipeline of transactions for the remainder of 2013 and into 2014, providing opportunities for the HIT to invest in securities with good relative value. The HIT will continue to actively manage its portfolio and maintain its discipline, while creating jobs through its investments.

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.92%	0	5.15
Agencies	-1.91%	-56	3.95
Single family agency MBS (RMBS)	-1.96%	-38	5.22
Corporates	-3.31%	-54	6.87
Commercial MBS (CMBS)	-1.44%	-50	3.14
Asset-backed securities (ABS)	-0.80%	-3	2.78

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/28/13	6/30/2013	Change
3 Month	0.074%	0.033%	-0.041%
6 Month	0.104%	0.094%	-0.010%
1 Year	0.124%	0.145%	0.020%
2 Year	0.244%	0.357%	0.113%
3 Year	0.350%	0.648%	0.299%
5 Year	0.765%	1.395%	0.630%
7 Year	1.213%	1.942%	0.729%
10 Year	1.850%	2.487%	0.637%
30 Year	3.103%	3.500%	0.397%

Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                 2013 Q2 Highlights

Portfolio Data as of June 30, 2013

Net Assets	$4,608,180,636
Portfolio Effective Duration	5.099 years
Portfolio Average Coupon	3.81%
Portfolio Current Yield	3.76%
Portfolio Yield to Worst	2.91%
Convexity	0.089
Maturity	9.754 years
Average Price	103.06
Number of Holdings	868

Portfolio Percentage in Each of the Following Categories:1

Multifamily MBS	64.27%
Agency Single-Family MBS	24.02%
U.S. Treasury	7.62%
AAA Private-Label CMBS	1.57%
Cash & Short-Term Securities	2.52%

Portfolio Percentage in Each of the Following Categories:1

Agency Single-Family MBS	24.02%
CMBS – Agency Multifamily*	53.56%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	7.62%
State Housing Bonds	9.21%
Construction & Permanent Mortgages	3.07%
Cash & Short-Term Securities	2.52%
* Includes multifamily MBS (43.83%), AAA Private-Label CMBS (1.57%), and multifamily Construction MBS (8.16%).

Geographical Distribution of Long-Term Portfolio:2

West	7.01%
Midwest	14.18%
South	2.29%
East	29.35%
National Mortgage Pools	47.17%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                 2013 Q2 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category:3

Cash	2.52%	5-5.99 years	5.76%
0-0.99 years	14.91%	6-6.99 years	7.37%
1-1.99 years	7.82%	7-7.99 years	13.73%
2-2.99 years	13.78%	8-8.99 years	6.11%
3-3.99 years	12.15%	9-9.99 years	1.64%
4-4.99 years	5.83%	Over 10 years	8.38%

Maturity Distribution (based on average life):

0 – 1year	9.58%
1 – 2.99 years	18.15%
3 – 4.99 years	22.01%
5 – 6.99 years	16.80%
7 – 9.99 years	20.65%
10 – 19.99 years	8.06%
Greater than 20 years	4.75%

Quality Distribution:3,4

U.S. Government or Agency	87.18%
AAA	1.62%
AA	4.56%
A	3.74%
Not Rated	2.91%

Bond Sector Distribution:3,4

MBS	92.18%
Treasury	7.82%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.